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                                                                    Exhibit 21.1


LIST OF LUMINENT'S SUBSIDIARIES

          NAME OF SUBSIDIARY             JURISDICTION       OWNERSHIP INTEREST
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FOCI Fiber Optic Communications,       Republic of China   97%
Inc. ("FOCI")
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     FOCI Subsidiaries:
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     FOCI USA, Inc.                    California, USA     100% by FOCI
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     FOCI Optronic Components, Inc.    Republic of China   94% by FOCI
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     FIOPTEC, Inc.                     Republic of China   93% by FOCI
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     FIOPTEC, Inc. (Cayman Islands)    Cayman Islands      100% by FIOPTEC, Inc.
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     Shanghai FOCI Fiber Optic         Republic of China   100% by FIOPTEC, Inc.
     Communications Equipment, Inc.                        (Cayman Islands)
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     Yuan-Tai Enterprises Pte, Ltd.    Singapore           100% by FIOPTEC, Inc.
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Optronics International Corp. ("OIC")  Republic of China   99.9%
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Quantum Optec, Inc. ("QOI")            Republic of China   100%
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     QOI Subsidiary:
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     Quantum Optec (Singapore) Pte     Singapore           100%
     Ltd.
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Luminent USA, Inc.                     Delaware, USA       100%
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Luminent Korea                         Korea               51%
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